Pitney Bowes

Engineering the flow of communication

Karen Garrison

Executive Vice President & Group President, PB Business Services

Business Services Outsourcing Forecast
(2003 – 2006)


30
25
20
15
10
5
0
$ (billions)
$21.1
$22.1
$23.4
$24.7
$6.6
$6.9
$7.2
$7.7
$2.6
$2.6
$2.6
$2.7
2003
2004
2005
2006
Contracted Print Services
Facilities Management
Statement Printing

Source: CAP Ventures

Business Services - US Market Segments

	Copy/print	Facilities mgmt services	General commercial print	Archive/ Retrieval & Content mgmt	Transaction doc. mgmt	Digital on demand	Integrated outsourcing
	• Copy shops • Centralized copy/print activities of facilities mgmt providers	• Mailroom services • Paper-based records mgmt • Graphic design • Equip. maint.	• Commercial offset press work • Labels • Kitting • Fulfillment and distribution	• Electronic records mgmt and basic imaging • Archive and storage/ retrieval	• Hardcopy/ electronic bill and stmt presentment • Fin/regulatory print • Direct mail • Ancillary services	• Variable data • Dynamic kitting • Fulfillment • Inventory mgmt	• Document intensive business process outsourcing, e.g., litigation support, healthcare claims processing
Example documents	• Sales presentation • Price list • Other "one off" materials	• Pitch book • Incoming / Outgoing mail piece	• Marketing collateral • Brochure • Poster	• Health records • Business records	• Telephone bill • 401-K statement • Prospectus	• Benefits kits • Investor information packages	• Same as in all previous segments
Distinguishing technology	• Fleet mgmt • Web-enabled job routing	• Postage prepayment • Inbound/ outbound mail tracking	• 5-6 color sheet-fed offset press • Computer to plate • Automated warehousing	• Workflow mgmt • Doc. and data capture, indexing, content mgmt	• Dynamic capture of info. to batch processing • Data extract., repurposing, presentment	• Web-enabled distributed print mgmt • Digital • Doc. repositories	• Workflow • Integrating tech. from all previous sgmts, across lifecycle • XML dynamic

Evolving Customer Needs

Business Process Service Provider

Provide Integrated Mail & Document Management Solutions (IMDM)

Asset Management
Mission Critical Communications
- Transaction
- Content
- Targeted

Document Solutions Provider
Professional Consulting

Integrate Technology

Investment in ADF and BRS
EBPP
Secured Mailrooms
Document Solution Centers
Desktop Publishing/Word Processing
On-Line Job Submission-PrintIt
Imaging
- dMail

Records Management

Optimize Base

Mailroom Management
- Incoming
- Outgoing
  - Return Mail

Copy/Fax
Records Management

Business Services Global Penetration


Minneapolis
Detroit
GMAC
Rochester
Boston
Woburn
San Francisco
Chicago
Aetna
Stamford
Indianapolis
New York
Pittsburgh
Mechanicsburg
Philadelphia
Kansas City
Washington DC
Dallas
Charlotte
Atlanta
Los Angeles
Phoenix
Houston
UK
Norway
Sweden
Germany
Austria
France
Document Solution Centers / Digital Printing / Imaging
High Volume Statement Printing
High Volume Digital and Offset
Print on Demand

Business Services Outsourcing Transformation



Document Lifecycle
Creation
Reproduction
Transformation
Display
Distribution
Archive
Growth
Technology
Analog
Copy
Mail
B&W Litho
2 color Litho
Digital
Digital Copy
POD
Mail
B&W Litho
Records Mgmt
Imaging
Transactional
Digital Copy
Database Design
High Volume
Variable
Mail
ADF
BRS
Traditional
High Quality Commercial Print
Long Run
Design
Warehouse & Fulfillment
Mail
Technology
Web Enabled
Mail Merge
Mass Customization
Database Publishing
High-end Digital Copying
Imaging and Workflow Management
Electronic Warehouse & Fulfillment
D-Mail
Secure Mail
Document Management
Information Management
Combines all services
Integrated Service Provider
Networked architecture
Enterprise Repositories
Personalized POD
Distributed POD
Demonstrated Size and Scale
Low
Commodity
Value

Transactional Mail Case Study

Customer Challenges
- Responsiveness
- Profitability
- Leverage

PBMS Solution
- Centralize Process Management
- Consolidate Operating Environments
- Optimize Hard Copy & Digital Delivery



Location 1
Location 2
Location 3
Document Factory
Document Composition
Output Management
High Integrity Production
WWW
Digital Document Delivery
Statements/Checks

- Integrate Pitney Bowes' Capabilities Into a Single-Source Solution
- Leverage Pitney Bowes' Strengths to Minimize Customer's Risk of Change
- Manage, Control & Balance Critical Hard Copy Communications with Digital Migration